CCG Hosts Investor Day and Provides Leasing Update

Charlotte, NC – December 11, 2013 – Campus Crest Communities, Inc. (NYSE: CCG) will host its 2013 Investor Day today (Wednesday, December 11th) at the Sheraton New York Times Square Hotel from 10:00am - 1:00pm EST. A live webcast as well as a recording of the webcast will be available by accessing the Company's website at http://www.campuscrest.com/. Additionally, the Company’s presentation materials will be posted concurrently to the Company’s website.

In conjunction with the event, the Company is providing an update on its portfolio leasing status for the 2014/2015 academic year. The following table contains the leasing status as of December 8, 2013 and 2012:

				2014-2015		2013-2014
Property	Properties	Unit	Beds	Signed (4)%		Signed (4)%		Change

Operating (1)
Wholly-Owned	35	6,952	18,908	4,788	25.3%	4,268	22.6%	2.7%
HSRE Joint Venture	10	2,086	5,732	1,114	19.4%	736	12.8%	6.6%
Total Operating	45	9,038	24,640	5,902	24.0%	5,004	20.3%	3.7%

Copper Beech Portfolio (2)	28	5,047	13,177	5,459	41.4%	5,220	39.6%	1.8%

Total Operating Portfolio	73	14,085	37,817	11,361	30.0%	10,224	27.0%	3.0%

Total 2014 Deliveries (3)	8	2,382	5,801	630	10.9%	NA	NA	NA

(1)	Includes 2013 deliveries
(2)	Includes signed leases and leases in-process for both periods
(3)	Includes both wholly-owned and joint venture 2014 deliveries; excludes the redevelopment at Toledo
(4)	As of 12/08/2012 and 12/08/2013

About Campus Crest Communities, Inc.

Campus Crest Communities, Inc. is a leading developer, builder, owner and manager of high-quality student housing properties located close to college campuses in targeted markets. Pro forma for the Copper Beech restructure, the Company has ownership interests in 82 student housing properties and over ~44,000 beds across North America, of which 74 are operating and 8 are development or redevelopment properties. The Company is an equity REIT that differentiates itself through its vertical integration and consistent branding across the portfolio through three unique brands targeting different segments of the college student population. The Grove® brand offers more traditional apartment floor plans and focuses on customer service, privacy, on-site amenities and a proprietary residence life program. The Copper Beech brand and townhome product offers more residential-type living to students looking for a larger floor plan with a front door and back porch. The evo brand provides urban students with a luxury student housing option with all the conveniences of city living. Additional information can be found on the Company's website at http://www.campuscrest.com/.

Forward-Looking Statements

This press release, together with other statements and information publicly disseminated by the Company, contains certain forward-looking statements within the meaning of Section 27A of the Securities Act of 1933, as amended, and Section 21E of the Securities Exchange Act of 1934, as amended. The Company intends such forward-looking statements to be covered by the safe harbor provisions for forward-looking statements contained in the Private Securities Litigation Reform Act of 1995 and includes this statement for purposes of complying with these safe harbor provisions. Forward-looking statements relate to expectations, beliefs, projections, future plans and strategies, anticipated events or trends and similar expressions concerning matters that are not historical facts. In some cases, you can identify forward-looking statements by the use of forward-looking terminology such as "may," "will," "should," "expects," "intends," "plans," "anticipates," "believes," "estimates," "predicts" or "potential" or the negative of these words and phrases or similar words or phrases which are predictions of or indicate future events or trends and which do not relate solely to historical matters. You should not rely on forward-looking statements since they involve known and unknown risks, uncertainties, assumptions and contingencies, many of which are beyond the Company's control, that may cause actual results to differ significantly from those expressed in any forward-looking statement. All forward-looking statements reflect the Company's good faith beliefs, assumptions and expectations, but they are not guarantees of future performance. Furthermore, except as otherwise required by federal securities laws, the Company disclaims any obligation to publicly update or revise any forward-looking statement to reflect changes in underlying assumptions or factors, new information, data or methods, future events or other changes. For a further discussion of these and other factors that could cause the Company's future results to differ materially from any forward-looking statements, see the risk factors discussed in the Company's most recent Annual Report on Form 10-K, as updated in the Company’s Quarterly Reports on Form 10-Q.

Source: Campus Crest Communities, Inc.

Campus Crest Communities, Inc.

Thomas Nielsen, Investor Relations

704-496-2571